UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 14, 2016, Ziggo B.V. (“Ziggo BV”), an indirect wholly-owned subsidiary of Liberty Global plc, entered into an amendment (the “Amendment”) to the Senior Facilities Agreement dated January 27, 2014, as amended and restated on February 10, 2014 and March 11, 2014 (the “Ziggo Senior Facilities Agreement”) between, among others, Ziggo BV, as borrower, The Bank of Nova Scotia, as facility agent, and ING Bank N.V., as security agent. Pursuant to the terms of the Amendment, the maturity date of the €800.0 million revolving credit facility under the Ziggo Senior Facilities Agreement was extended to December 31, 2022.

A copy of the Amendment is attached hereto as Exhibit 4.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibit

Exhibit No.     Name

4.1
Amendment Letter in relation to the Senior Facilities Agreement of January 27, 2014, dated September 14, 2016 from Amsterdamse Beheer-En Consultingmaatschappij B.V., as Parent, to The Bank of Nova Scotia, as Facility Agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: September 20, 2016

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